UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

CEC ENTERTAINMENT, INC.

(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway Irving, Texas		75062
(Address of principal executive offices)		(Zip Code)

(972) 258-8507

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2012, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2012.

The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.07. Submission of Matters to a Vote of Security Holders

Set forth below is information concerning each matter submitted to a vote at the Company’s Annual Meeting of Stockholders held on May 1, 2012.

Proposal No. 1: The stockholders elected each of the following persons as a director to serve for a term of one year or until their successors are elected and qualified or until their earlier resignation or removal.

	For	Withheld	Broker Non-Votes
Richard M. Frank	16,300,693	188,964	597,442
General (ret) Tommy Franks	15,924,472	565,185	597,442
Tim T. Morris	15,853,661	635,996	597,442
Louis P. Neeb	16,288,863	200,794	597,442
Cynthia Pharr Lee	15,867,052	622,605	597,442
Raymond E. Wooldridge	15,856,885	632,772	597,442

Proposal No. 2: The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
14,822,863	1,457,358	209,436	597,442

Proposal No. 3: The stockholders re-approved the performance goals under the Company’s Incentive Bonus Plan for compliance with Internal Revenue Code Section 162(m).

For	Against	Abstain	Broker Non-Votes
15,965,531	312,463	211,663	597,442

Proposal No. 4: The stockholders re-approved the performance goals under the Company’s 2004 Restricted Stock Plan for compliance with Internal Revenue Code Section 162(m).

For	Against	Abstain	Broker Non-Votes
15,458,983	820,430	210,244	597,442

Proposal No. 5: The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

For	Against	Abstain	Broker Non-Votes
17,058,912	22,956	5,231	0

No other matters were voted upon at the meeting.

Item 8.01. Other Events.

On May 1, 2012, the Company’s Board of Directors declared a cash dividend of $0.22 per share on the common stock of the Company. The cash dividend is payable on July 5, 2012 to stockholders of record as of June 7, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of CEC Entertainment, Inc. dated May 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: May 3, 2012	By:	/s/ Tiffany B. Kice
Tiffany B. Kice
Executive Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of CEC Entertainment, Inc. dated May 3, 2012

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